UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 22, 2025
Super League Enterprise, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38819	47-1990734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2450 Colorado Avenue, Suite 100E
Santa Monica, California 90404
(Address of principal executive offices)

(213) 421-1920
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLE	Nasdaq Capital Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement

Entry into Securities Purchase Agreements

On October 24, 2025, and October 27, 2025, Super League Enterprise, Inc. (the “Company”) entered into Securities Purchase Agreements (the “Purchase Agreement”) with certain accredited investors (the “Purchasers”), relating to the Company’s sale (the “Offering”) of an aggregate of (a) 2,310,000 shares (the “Shares”) of the Company’s Common Stock, par value $0.001 per share (“Common Stock”), at a price per Share equal to $1.00 and (b) Pre-Funded Warrants (“Pre-Funded Warrants”) to purchase 2,440,000 shares of Common Stock (the “Pre-Funded Warrants”) at a price per Pre-Funded Warrant equal to same price as that for Shares minus $0.00001, and the remaining exercise price of each Pre-Funded Warrant will equal $0.00001 per share, for gross proceeds to the Company of approximately $4,749,990, before deducting offering costs and expenses. For each one Share or Pre-Funded Warrant purchased in the Offering, each Purchaser also received Common Stock Purchase Warrants (“Warrants”), to purchase one share of Common Stock (“Warrant Shares”), with an exercise price of $1.00 (the “Exercise Price”). The shares of Common Stock, Pre-Funded Warrants and Warrants sold in the Offering are sometimes hereafter referred to as, the “Securities.” The Company intends to use the proceeds from the Offering for repayment of existing indebtedness, implementation of a new corporate strategy, general corporate purposes and working capital.

Under the Pre-Funded Warrants, a holder will not be entitled to exercise any portion of any Pre-Funded Warrant that, upon giving effect to such exercise, would cause: (i) the aggregate number of shares of Common Stock beneficially owned by such holder (together with its affiliates) to exceed 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise; or (ii) the combined voting power of the Company’s securities beneficially owned by such holder (together with its affiliates) to exceed 4.99% of the combined voting power of all of the Company’s securities outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Pre-Funded Warrant, which percentage may be changed at the holder’s election to a higher or lower percentage not in excess of 9.99% upon 61 days’ notice to the Company. In addition, in certain circumstances, upon a fundamental transaction, a holder of Pre-Funded Warrants will be entitled to receive, upon exercise of the Pre-Funded Warrants, the kind and amount of securities, cash or other property that such holder would have received had they exercised the Pre-Funded Warrants immediately prior to the fundamental transaction.

The Purchase Agreement contains representations and warranties of the Company and the Purchaser and customary covenants which are typical for transactions of this type. In addition, the Purchase Agreement contains customary conditions precedent to the Purchaser’s obligation to purchase the Securities, and representations and warranties of the Company and the Purchasers customary for transactions of this type. The Purchase Agreement obligates the Company to indemnify the Investors and various related parties for certain losses including those resulting from (i) any misrepresentation or breach of any representation or warranty made by the Company, (ii) any breach of any obligation of the Company, and (iii) certain claims by third parties. The Purchase Agreements contain representations and warranties that the parties made to, and solely for the benefit of, the other signatories to the Purchase Agreements in the context of all of the terms and conditions thereof and in the context of the specific relationship between the parties to the Purchase Agreements. The provisions of such Purchase Agreements, including the representations and warranties contained therein, are not for the benefit of any party other than the party signatories thereto and are not intended for investors and the public to obtain factual information about the current state of affairs of the parties to such Purchase Agreements. Rather, investors and the public should refer to other disclosures contained in the Company’s filings with the U.S. Securities and Exchange Commission.

The Company and the Purchasers also executed a registration rights agreement (the “PIPE RRA”), pursuant to which the Company agreed to file a registration statement covering the resale of the Shares, the shares of Common Stock underlying the Pre-Funded Warrants (the “PFW Shares”), and the Warrant Shares within 30 days following the date of the issuance of the Securities, and to cause the PIPE RRA to be declared effective under the Securities Act of 1933, as amended (the “Securities Act”), no later than 90 days after the date on which the Purchase Agreements were entered.

The Securities were issued pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder because, among other things, the transaction did not involve a public offering, the investors are accredited investors, the investors are purchasing the securities for investment and not for resale and the Company took appropriate measures to restrict the transfer of the securities. The securities have not been registered under the Securities Act and may not be sold in the United States absent registration or an exemption from registration. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
Issuance of the Warrants

The Warrants will entitle the holders to purchase that number of shares of Common Stock equal to the number of shares of Common Stock (or Pre-Funded Warrants) purchased in the Offering. The Warrants are exercisable immediately upon issuance, expire five years from the date of issuance, and have an initial exercise price of $1.00 (the “Initial Exercise Price”), subject to adjustment in the event of any Warrant Dilutive Issuance (as defined below), or any stock splits, stock dividends, recapitalizations, and similar events (the Initial Exercise Price as adjusted from time to time pursuant to the terms of the Warrant is referred to as, the “Exercise Price”).

The anti-dilution adjustments to the Exercise Price set forth that if the Company sells any shares of Common Stock or any securities of the Company that would entitle the holder thereof to acquire at any time Common Stock, for effective consideration per share (the “New Issuance Price”) less than a price equal to the Exercise Price in effect immediately prior to such sale (such Exercise Price then in effect is referred to as the “Applicable Price”) (the foregoing a “Warrant Dilutive Issuance”), then simultaneously with the consummation (or, if earlier, the announcement) of such Warrant Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the higher of (i) the New Issuance Price or (ii) the Warrant Floor Price (as defined below), provided, however, that no Exempt Issuance (as defined in the Warrants) shall be considered a Warrant Dilutive Issuance. For the Warrants, the “Warrant Floor Price” means 20% of the Nasdaq Minimum Price (defined below) (which price shall be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction). The “Nasdaq Minimum Price” means the lower of (a) the official closing price of our Common Stock on Nasdaq immediately preceding the execution of definitive documentation for the Offering, and (b) the average official closing price of our Common Stock on Nasdaq for the five consecutive trading days immediately preceding the execution of the definitive documentation for the Offering.

The Warrants also contain a call feature, whereby, after the Company has registered the Warrant Shares on an effective registration statement filed with the SEC, the Company has the option, but not the obligation, and in the Company’s sole and absolute discretion, to purchase the Warrant from the Holder at a price of $0.001 per share of Common Stock underlying the Warrant (the “Call Option”), in the event the closing price of the Company’s Common Stock, as listed on the Nasdaq Capital Market, is at or above $3.00 per share for 20 consecutive trading days (the “Call Trigger”). The Company’s right to exercise the Call Option will begin on the day immediately following the Call Trigger until the day that is thirty (30) calendar days thereafter, by way of delivery of a notice to exercise the Call Option to the holders of the Warrants.

In connection with the above sale of the Securities, the Company engaged Aegis Capital Corp. (“Aegis”) as exclusive placement agent, pursuant to a Placement Agency Agreement (the “Placement Agreement”). Pursuant to the Placement Agreement, the placement commission will be (I) (a) 2.0% for investments made by the Lead Investor (as defined in the Placement Agreement), and (b) 9.0% for all Securities placed by Aegis, excluding Lead Investor; (II) if investments placed by Aegis equal $5 million or more, the Company will pay Aegis an additional fee of $125,000; (III) Aegis will also receive a fee of 9.0% of the proceeds from the cash exercise of any warrants purchased by investors, excluding Lead Investor, in each case payable on exercise (no fees will be payable on the exercise of warrants by Lead Investor); and (IV) as additional compensation for Aegis’s services, the Company shall issue to Aegis or its designees at the consummation of the Offering, warrants (the “Placement Agent Warrants”) to purchase that number of shares of Common Stock equal to 5.0% of the aggregate number of Shares and Pre-Funded Warrants sold in the Placement other than to the Lead Investor. The Placement Agent Warrants will be exercisable at any time beginning and from time to time, in whole or in part, during the five (5) years commencing on the commencement of sales in the Placement, at a price per share equal to 100.0% of the offering price per share of the Securities sold in the Placement (or such exercise price as any investor warrants issued in the Placement) and such Placement Agent Warrants shall be exercisable on a cash basis or cashless basis. Further in connection with the consummation of the Offering, the Company issued additional Warrants to purchase 9.2 million shares of Common Stock to certain designees of the Lead Investor, as approved by the Company’s stockholders at the Company’s 2025 Annual Meeting of Stockholders

The foregoing descriptions of the Pre-Funded Warrant, Warrant, Purchase Agreements, PIPE RRA, and Placement Agreement are qualified in their entirety by reference to the full text of each document, copies of which are filed hereto as Exhibit 4.1, Exhibit 4.2, Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3, respectively.

Item 3.02.   Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events

On October 22, 2025, the Company issued a press release regarding the initial closing of the Offering, a copy of which is attached hereto as Exhibit 99.1.

On October 24, 2025, the Company issued a press release announcing an additional closing of the Offering, a copy of which is attached hereto as Exhibit 99.2.

On October 28, 2025, the Company issued a press release announcing the final closing of the Offering, a copy of which is attached hereto as Exhibit 99.3.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements regarding the Offering, including, without limitation, the Company’s intended use of proceeds from the Offering, which are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are commonly identified by words such as “will be,” “may,” “expects,” “believes,” “plans” and “intends” and other terms with similar meaning. You are cautioned that the forward-looking statements in this Current Report on Form 8-K are based on current beliefs, assumptions and expectations, speak only as of the date of this Current Report on Form 8-K and involve risks and uncertainties that could cause actual results to differ materially from current expectations. Such statements are subject to certain known and unknown risks and uncertainties, many of which are difficult to predict and generally beyond the Company’s control, that could cause actual results and other future events to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Material factors that could cause actual results to differ materially from current expectations include, without limitation, market conditions and the risk factors detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and those risk factors set forth from time to time in the Company’s other filings with the SEC. For the reasons discussed above, you should not place undue reliance on the forward-looking statements in this Current Report on Form 8-K. The Company undertakes no obligation to update the forward-looking statements set forth in this Current Report on Form 8-K, whether as a result of new information, future events or otherwise, unless required by applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits Index

Exhibit No.	Description
4.1
Form of October 2025 Pre-Funded Warrant to Purchase Common Stock (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 22, 2025)

4.2
Form of October 2025 Common Stock Purchase Warrant (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 22, 2025)

10.1*
Form of October 2025 Securities Purchase Agreement (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 22, 2025)

10.2*
Form of October 2025 Registration Rights Agreement (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 22, 2025)

10.3*	Placement Agency Agreement, dated October 22, 2025, by and between Super League Enterprise and Aegis Capital Corp.
99.1	Press Release, dated October 22, 2025
99.2	Press Release, dated October 24, 2025
99.3	Press Release, dated October 28, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Super League Enterprise, Inc.

Date: October 28, 2025	By:	/s/ Clayton Haynes
Clayton Haynes Chief Financial Officer